united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/18

Item 1. Reports to Stockholders.

Orchard Small Cap Value Fund

Annual Report

November 30, 2018

Class I Shares (Symbol: OCSIX)
Class N Shares (Symbol: OCSNX)

1-844-ORCHCAP

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Orchard Capital Management

Orchard Small Cap Value

Annual Shareholder Letter

January 7, 2019

Horseshoes and Hand Grenades

The calendar turned to 2019 with Orchard holding our highest conviction portfolio in a long time. We are more positive on our largest holdings than we have been in years. Strong companies with solid balance sheets are trading at single digit profit to earnings ratios. We are finding new names with negative enterprise values. In our view, it is a great time to be a thoughtful value investor if you can stomach this period.

The story of how we got here is obviously the story of 2018. We don’t market time or make bets on the indexes but last summer we were having a hard time finding value in the small cap value space. Our meeting minutes show an intention to push towards defensive value and away from longtime value stocks that were beginning to trade at growthy levels. Shortly thereafter the Russell 2000 went into a bear market. As the selloff started, we thought we were close to perfectly positioned. But as they say, close only counts in horseshoes and hand grenades.

The deeper value names that we shifted into faced indiscriminate selling during the second half of the year. We ended up owning a few of those hand grenades while running out of horseshoes. We underperformed our index (the Russell 2000 Value*) in the second half of the year and for the year-as-a-whole.

At Orchard, we frequently view selloffs in companies that we like as buying opportunities. Each drop in a stock invites us to revisit our estimate of intrinsic value and, if it holds, to consider purchasing more at a lower valuation. We look forward to the regular sales that Wall Street offers just as much as we look forward to the opportunities to sell when the pendulum is at the other extreme. For over a decade, Monthly and quarterly fluctuations didn’t warrant much comment in light of our long-term view and those of most of our investors (many of whom have been with us for years in this or a related strategy). The daily pricing of a mutual fund may have generated more inbound questions from investors, but our strategy remains the same. We buy companies at a significant discount to our estimate of intrinsic value as determined by our proprietary fundamental research. We follow our discipline: discover discounted companies, determining what a private market buyer of our company would pay. Every investment that we make has a thesis as to why we own it, an intrinsic value, and one or more catalysts. Change in value of our holdings is an invitation to challenge a value or a thesis, but if both hold up, we know why we hold it and we know why we like it more than yesterday (and if we don’t then we have a reason to sell it).

Looking forward we believe 2019 to contain significant opportunities for long term investors and an equal share of volatility to confound short term speculators. At Orchard we’ll continue to do what we’ve done since 2001, doing the extra work to uncover long term opportunities in the discounted stocks of strong small cap businesses.

Breaking down 2018’s returns and attribution

Recognizing that any year’s returns is subordinate to our long-term return focus, we owe ourselves and our investors a clear view of the recent past. We underperformed our index and our long-term expectations in the short term and knowing why is important. For the most part, our underperformance was driven by securities selection rather than any over or under-concentration in any particular sector. We ended the year overweight Industrials and Financials, which hurt us, but not as much as the changes in those individual names. The 5 largest contributors to underperformance came from a wide range of categories (NCI Building systems - Industrials; US Silica - Energy/Materials; Freightcar America - Transportation/Industrials; Thor Industries - Consumer Cyclicals; Akebia Therapeutics - Healthcare). We still maintain positions in each one. Generally, the contributors in our better performers were either outsize winners early in the year (Enova, Regional Management), or

5167-NLD-2/6/2019

ORCHARD CAPITAL MANAGEMENT, LLC 400 North Michigan Ave | 5th Floor | Chicago, Illinois, USA | 60611 T: 312 628 6700 www.orchardinvestments.com

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values.

Orchard Capital Management

winners that we sold during the year (Green Dot, Interparfums, Cambrex). Generally, selling helped us. Our thoughtful purchases (ones that we believe were well positioned for this environment), did not help us. We have very high conviction in our portfolio choices now, but the portfolio decisions that we made last year were not additive to our portfolio performance in 2018.

There was one more impact to 2018 performance. We typically are net beneficiaries of acquisitions and significant transformational events. This happens frequently and is integral to our approach, but it did not help us last year. Positive examples would be Finisar (which will be acquired by II-VI) and the spin-off of Arcosa by Trinity Industries. However, a number of our holding companies announced significant mergers or acquisitions that did NOT help our companies. Notably, NCI Building Systems, Meta Financial, Thor, and Akebia all announced and/or closed significant deals that were not well received by the market. These transformational events have been a significant source of risk-adjusted outperformance for the strategy and we expect that to return, but it hurt us last year, uncharacteristically.

5167-NLD-2/6/2019

ORCHARD CAPITAL MANAGEMENT, LLC 400 North Michigan Ave | 5th Floor | Chicago, Illinois, USA | 60611 T: 312 628 6700 www.orchardinvestments.com

*	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratios and lower forecasted growth values.

Orchard Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2018

The Fund’s performance figures* for the year ended November 30, 2018, compared to its benchmark:

		Since Inception **
	One Year	(Annualized)
Orchard Small Cap Value Fund - Class I	(5.59)%	13.06%
Orchard Small Cap Value Fund - Class N	(5.77)%	12.78%
Russell 2000 Value Index ***	(1.83)%	11.61%

Comparison of the Change in Value of a $1,000,000 Investment

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 4.41% for Class I shares and 4.66% for Class N shares per the October 29, 2018 supplement to the Fund’s prospectus. The Fund’s investment advisor has contractually agreed to reduce its fee and/or absorb expenses of the Fund, at least until March 31, 2020, to ensure that the net annual fund operating expenses will not exceed 1.25%, and 1.50% of Class I and Class N shares, respectively, subject to possible recoupment from the Fund in future years. For performance information current to the most recent month-end, please call toll-free 1-844-ORCHCAP or 1-844-672-4227.

**	Inception date is December 28, 2015.

***	The Russell 2000 Value Index is a subset of the Russell 2000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Portfolio Analysis as of November 30, 2018 (Unaudited)

% of Net Assets
Financial	37.6%
Industrial	19.0%
Consumer, Cyclical	13.4%
Short-Term Investment	8.7%
Consumer, Non-Cyclical	8.2%
Basic Materials	7.8%
Energy	3.9%
Communications	2.2%
Liabilities Less Other Assets	(0.8)%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Orchard Small Cap Value Fund
PORTFOLIO OF INVESTMENTS
November 30, 2018

Shares		Fair Value
	COMMON STOCK - 92.1%
	BANKS - 13.0%
1,766	Ameris Bancorp	$75,638
24,010	Bancorp, Inc. *	238,899
12,158	First Foundation, Inc. *	194,650
8,886	Meta Financial Group, Inc.	203,134
2,046	Peapack Gladstone Financial Corp.	58,536
		770,857
	BIOTECHNOLOGY - 2.5%
36,033	Pfenex, Inc. *	149,177

	BUILDING MATERIALS - 2.6%
13,739	NCI Building Systems, Inc. *	155,938

	CHEMICALS - 5.0%
20,972	OMNOVA Solutions, Inc. *	170,922
1,928	Sensient Techonlogies Corp.	123,893
		294,815
	DIVERSIFIED FINANCIAL SERVICES - 7.1%
14,404	Enova International, Inc. *	318,905
30,170	LendingClub Corp. *	103,483
		422,388
	ENGINEERING & CONSTRUCTION - 0.9%
1,919	Arcosa, Inc. *	52,465

	ENTERTAINMENT - 5.4%
5,429	Cinemark Holdings, Inc.	208,311
5,834	Imax Corp. *	108,279
		316,590
	HAND/MACHINE TOOLS - 3.2%
4,165	Franklin Electric Co., Inc.	188,466

	HEALTHCARE SERVICES - 2.7%
2,105	Encompass Health Corp.	158,317

	HOME BUILDERS - 2.4%
2,085	Thor Industries, Inc.	141,384

	INSURANCE - 5.5%
18,736	Greenlight Capital Re, Ltd. *	198,414
8,145	NI Holdings, Inc. *	128,935
		327,349
	IRON/STEEL - 2.8%
5,890	Schnitzer Steel Industries, Inc.	164,979

	METAL FABRICATE/HARDWARE - 6.1%
3,147	AZZ, Inc.	150,238
7,299	TriMas Corp. *	211,890
		362,128

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2018

Shares		Fair Value
	COMMON STOCK - 92.1% (Continued)
	MISCELLANEOUS MANUFACTURERS - 4.7%
14,532	FreightCar America, Inc. *	$138,635
5,759	Trinity Industries, Inc.	137,237
		275,872
	OIL & GAS SERVICES - 3.9%
8,210	Solaris Oilfield Infrastructure, Inc. *	107,797
8,642	US Silica Holdings, Inc.	122,630
		230,427
	PACKAGING & CONTAINERS - 1.5%
2,009	Multi-Color Corp.	89,200

	PHARMACEUTICALS - 3.0%
21,865	Akebia Therapeutics, Inc. *	176,669

	REAL ESTATE INVESTMENT TRUSTS - 2.3%
22,144	Colony Capital, Inc.	136,407

	RETAIL - 5.7%
10,721	Michaels Companies, Inc. *	181,935
14,980	Potbelly Corp. *	152,496
		334,431
	SAVINGS & LOANS - 9.6%
10,725	Axos Financial, Inc. *	334,620
5,775	BankFinancial Corp.	86,221
9,436	Oritani Financial Corp.	147,107
		567,948
	TELECOMMUNICATIONS - 2.2%
5,694	Finisar Corp. *	132,955

	TOTAL COMMON STOCK (Cost - $5,364,435)	5,448,762

	SHORT TERM INVESTMENTS - 8.7%
	MONEY MARKET FUND - 8.7%
512,220	Dreyfus Treasury Securities Cash Management - Institutional Class, 2.08% +	512,220
	TOTAL SHORT-TERM INVESTMENT (Cost - $512,220)

	TOTAL INVESTMENTS - 100.8% (Cost - $5,876,655)	$5,960,982
	LIABILITIES LESS OTHER ASSETS - (0.8)%	(48,317)
	NET ASSETS - 100.0%	$5,912,665

+	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2018.

*	Non-income producing security.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2018

Assets:
Investments in Securities:
At Cost	$5,876,655
At Fair Value	5,960,982
Dividends and Interest Receivable	1,603
Due from Advisor	10,361
Prepaid Expenses and Other Assets	2,673
Total Assets	5,975,619

Liabilities:
Accrued 12b-1 Fee	81
Redemptions payable	30,743
Payable to Related Parties	8,900
Accrued Expenses and Other Liabilties	23,230
Total Liabilities	62,954

Net Assets	$5,912,665

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$5,028,298
Accumulated Gain	884,367
Net Assets	$5,912,665

Class I Shares:
Net Assets	$5,303,938
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	405,699
Net Asset Value, Offering and Redemption Price Per Share
(Net Assets/Shares of Beneficial Interest)	$13.07

Class N Shares:
Net Assets	$608,727
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	46,940
Net Asset Value, Offering and Redemption Price Per Share
(Net Assets/Shares of Beneficial Interest)	$12.97

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2018

Investment Income:
Dividend Income	$40,439
Interest Income	7,417
Total Investment Income	47,856

Expenses:
Investment Advisory Fees	79,232
Distribution Fees (12b-1) fees
Class N	1,071
Administration Fees	34,791
Trustees’ Fees And Expenses	27,365
Legal Fees	25,640
Transfer Agent Fees	22,839
Fund Accounting Fees	22,206
Chief Compliance Officer Fees	19,873
Audit Fees	14,819
Printing Expense	6,114
Custody Fees	4,892
Registration & Filing Fees	2,302
Miscellaneous Expenses	3,114
Total Expenses	264,258
Fees Waived/Expenses Reimbursed by the Advisor	(162,795)
Net Expenses	101,463

Net Investment Loss	(53,607)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	850,979
Net Change in Unrealized Appreciation on Investments	(1,182,958)
Net Realized and Unrealized Loss on Investments	(331,979)

Net Decrease in Net Assets Resulting From Operations	$(385,586)

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2018	November 30, 2017

Operations:
Net Investment Loss	$(53,607)	$(50,695)
Net Realized Gain on Investments	850,979	454,998
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,182,958)	263,106
Net Increase (Decrease) in Net Assets Resulting From Operations	(385,586)	667,409

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class I	—	(103,179)
Class N	—	(14,717)
Total distributions paid*
Class I	(386,938)	—
Class N	(17,361)	—
Net decrease in net assets from distributions to shareholders	(404,299)	(117,896)

Capital Transactions:
Class I Shares:
Proceeds from Shares Issued	35,000	2,158,573
Net asset value of shares issued in reinvestment of distributions	386,926	103,179
Payments for Shares Redeemed	(30,743)	(2,330,091)
Total From Capital Transactions: Class I	391,183	(68,339)

Class N Shares:
Proceeds from Shares Issued	450,629	232,619
Net asset value of shares issued in reinvestment of distributions	17,359	14,717
Payments for Shares Redeemed	(20,125)	(724,699)
Total From Capital Transactions: Class N	447,863	(477,363)

Total Increase in Net Assets	49,161	3,811

Net Assets:
Beginning of Year	5,863,504	5,859,693
End of Year **	$5,912,665	$5,863,504

Share Activity:
Class I Shares:
Shares Issued	2,352	149,911
Shares Reinvested	27,980	7,477
Shares Redeemed	(2,352)	(161,812)
Net increase (decrease) in shares of beneficial interest outstanding	27,980	(4,424)

Class N Shares:
Shares Issued	30,268	16,807
Shares Reinvested	1,263	1,069
Shares Redeemed	(1,396)	(53,440)
Net increase (decrease) in shares of beneficial interest outstanding	30,135	(35,564)

*	Distributions from net investment income and net realized capital gains are combined for the year ended November 30, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended November 30, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes distributions in excess of net investment income of $0 as of November 30, 2017.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund - Class I
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period Presented

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	November 30, 2018	November 30, 2017	November 30, 2016 *

Net asset value, beginning of period	$14.87	$13.49	$10.00

Activity from investment operations:
Net investment loss (1)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.66)	1.77	3.58
Total from investment operations	(0.78)	1.65	3.49
Less distributions from:
Net realized gains	(1.02)	(0.27)	—
Total distributions	(1.02)	(0.27)	—

Net asset value, end of period	$13.07	$14.87	$13.49

Total return (2)	(5.59)%	12.39%	34.90	% (4)

Net assets, end of period (000s)	$5,304	$5,615	$5,155
Ratio of gross expenses to average net assets (3)	4.13%	4.50%	6.70	% (5)
Ratio of net expenses and net of waivers/reimbursments to average net assets	1.57%	1.60%	1.60	% (5)
Ratio of net investment loss to average net assets	(0.82)%	(0.90)%	(0.84	)% (5)
Portfolio Turnover Rate	37%	26%	27	% (4)

*	Commencement of Operations was December 28, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Not Annualized.

(5)	Annualized.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund - Class N
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period Presented

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	November 30, 2018	November 30, 2017	November 30, 2016 *

Net asset value, beginning of period	$14.79	$13.45	$10.00

Activity from investment operations:
Net investment loss (1)	(0.15)	(0.15)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.65)	1.76	3.57
Total from investment operations	(0.80)	1.61	3.45
Less distributions from:
Net realized gains	(1.02)	(0.27)	—
Total distributions	(1.02)	(0.27)	—

Net asset value, end of period	$12.97	$14.79	$13.45

Total return (2)	(5.77)%	12.12%	34.50	% (4)

Net assets, end of period (000s)	$609	$249	$705
Ratio of gross expenses to average net assets (3)	4.38%	4.75%	23.07	% (5)
Ratio of net expenses and net of waivers/reimbursments to average net assets	1.82%	1.85%	1.85	% (5)
Ratio of net investment loss to average net assets	(1.06)%	(1.15)%	(1.14	)% (5)
Portfolio Turnover Rate	37%	26%	27	% (4)

*	Commencement of Operations was December 28, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(4)	Not Annualized.

(5)	Annualized.

See accompanying notes to financial statements.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2018

1.	ORGANIZATION

The Orchard Small Cap Value Fund, (the “Fund”) is a non-diversified series of shares of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 28, 2015. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund currently offers Class I and Class N shares. Class I and Class N shares are offered at net asset value. Class N shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Each class represents an interest in the same assets of the Fund and classes are identical except for the differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of November 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$5,448,762	$—	$—	$5,448,762
Short-Term Investment	512,220	—	—	512,220
Total	$5,960,982	$—	$—	$5,960,982

There were no transfers between levels during the period presented. It is the Fund’s policy to record transfers between Levels at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Dividend income and distributions of capital gains from underlying investment companies are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund. Temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2016 to November 30, 2017, or expected to be taken in the Fund’s November 30, 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and excluding U.S. Government securities, amounted to $2,498,860 and $2,174,083 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Orchard Capital Management, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Effective November 1, 2018 as compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.14% of the Fund’s average daily net assets. Prior to November 1, 2018, the Fund paid the Advisor at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended November 30, 2018, the Advisor earned advisory fees of $79,232.

Effective November 1, 2018, the Advisor has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until March 31, 2020, so that the total annual operating expenses of the Fund do not exceed 1.25% and 1.50% of the Fund’s average daily net assets. Prior to November 1, 2018, the Advisor contractually agreed to waive all or part of its advisory fees so that the total annual operating expenses were 1.60% and 1.85% of the average daily net assets of the Class I and Class N shares, respectively. Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended November 30, 2018, the Advisor waived fees and reimbursed expenses of $162,795. Pursuant to the Waiver Agreement, cumulative expenses subject to recapture are $469,408 and the amounts will expire no later than: November 30, 2019 - $146,640, November 30, 2020 - $159,973, and November 30, 2021 - $162,795.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class N shares for such distribution and shareholder service activities. For the year ended November 30, 2018, the Fund incurred distribution fees of $1,071 on Class N shares.

The distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended November 30, 2018, the Distributor did not receive or retain any underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at November 30, 2018, was as follows:

Cost for Federal Tax purposes	$5,876,655

Unrealized Appreciation	715,313
Unrealized Depreciation	(630,986)
Tax Net Unrealized Appreciation	$84,327

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund’s distributions paid for the years ended November 30, 2018 and November 30, 2017 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2018	November 30, 2017
Ordinary Income	$209,136	$117,896
Long-Term Capital Gain	195,163	—
	$404,299	$117,896

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

As of November 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$850,972	$(50,932)	$—	$—	$84,327	$884,367

Late Year Losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $50,932.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Fund for the fiscal year ended November 30, 2018 as follows:

Paid In	Accumulated
Capital	Earnings/(Losses)
$(2,675)	$2,675

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of control of the Portfolio, under Section 2(a)9 of the 1940 Act. As of November 30, 2018, NFS LLC FEBO holds shares for the benefit of others in nominee name, totaling approximately 90% of the voting securities of the Fund.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. The amendments have been adapted with these financial statements.

Orchard Small Cap Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2018

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Fund has paid the following dividends:

	Long Term Cap Gain	Record	Ex/Payable
Class	Per Share ($)	Date	Date
Class I	1.880	12/7/2018	12/10/2018
Class N	1.880	12/7/2018	12/10/2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Orchard Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Orchard Small Cap Value Fund, a series of shares of beneficial interest in Northern Lights Fund Trust II (the “Fund”), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period December 28, 2015 (commencement of operations) through November 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period December 28, 2015 through November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust II since 2012.

Philadelphia, Pennsylvania

January 28, 2019

Orchard Small Cap Value Fund
EXPENSE EXAMPLES (Unaudited)
November 30, 2018

As a shareholder of Orchard Small Cap Value Fund, you incur two types of costs: (1) transaction costs (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Orchard Small Cap Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 and held until November 30, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Orchard Small Cap Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	6/1/18	11/30/18	6/1/18 – 11/30/18	6/1/18 – 11/30/18
Class I	$1,000.00	$ 852.60	$ 7.20	1.55%
Class N	1,000.00	851.60	8.31	1.79%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period
(5% return before expenses)	6/1/18	11/30/18	6/1/18 – 11/30/18	6/1/18 – 11/30/18
Class I	$1,000.00	$ 1,017.30	$ 7.84	1.55%
Class N	1,000.00	1,016.09	9.05	1.79%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2018

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 17-18, 2018, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Orchard Small Cap value Fund (“Orchard Small Cap”) and Orchard Capital Management, LLC (“Orchard”) (the “Orchard Advisory Agreement”).

Based on their evaluation of the information provided by Orchard, in conjunction with Orchard Small Cap’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Orchard Advisory Agreement with respect to Orchard Small Cap.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Orchard Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Orchard Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Orchard Advisory Agreement and comparative information relating to the advisory fee and other expenses of Orchard Small Cap. The materials also included due diligence materials relating to Orchard (including due diligence questionnaires completed by Orchard, select financial information of Orchard, bibliographic information regarding Orchard’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Orchard Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Orchard Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Orchard Advisory Agreement. In considering the renewal of the Orchard Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Orchard relating to the Orchard Advisory Agreement, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed and a review of the personnel performing services for Orchard Small Cap including the individuals that primarily monitor and execute the investment process and provide oversight of Orchard Small Cap. The Board then discussed the extent of Orchard’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Orchard’s specific responsibilities in all aspects of the day-to-day management of Orchard Small Cap. Additionally, the Board received satisfactory responses from the representative of Orchard with respect to a series of important questions, including: whether Orchard was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Orchard Small Cap; and whether Orchard had procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Orchard of its practices for monitoring compliance with Orchard

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2018

Small Cap’s investment limitations, noting that Orchard’s CCO had processes to review the portfolio managers’ performance of their duties with respect to Orchard Small Cap to ensure compliance under Orchard’s compliance program. The Board also noted Orchard’s representation that the prospectus and the statement of additional information for Orchard Small Cap accurately describes and discloses the investment strategy of Orchard Small Cap. The Board further noted Orchards efforts to build distribution channels to attract additional assets. The Board then reviewed the capitalization of Orchard based on financial information and other materials provided and discussed with Orchard and concluded that Orchard was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to Orchard Small Cap. The Board also discussed Orchard’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Orchard’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that Orchard had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Orchard Advisory Agreement with respect to Orchard Small Cap and that the nature, overall quality and extent of the management services to be provided by Orchard were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance of Orchard Small Cap as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended September 30, 2018. The Board noted that Orchard Small Cap outperformed its benchmark, the Russell 2000 Value Index, matched its peer group median and slightly underperformed its Morningstar category median for the one year period and outperformed its benchmark, peer group median and Morningstar category median for the since inception period. The Board further noted that Orchard Small Cap placed in the top ten percent of the Morningstar category for the since inception period. The Board also reviewed the performance of Orchard’s composite track record for the strategy. The Board concluded that Orchard Small Cap’s performance was acceptable.

Fees and Expenses. As to the costs of the services provided by Orchard, the Board reviewed and discussed Orchard Small Cap’s advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Reports, noting that the current advisory fee, although high, was not the highest in the Morningstar category. The Board noted Orchard’s intention to lower the advisory fee from 1.25% to 1.14% effective November 1, 2018 which would put the Fund more in line with its peers and Morningstar category. The Board reviewed the proposed contractual arrangements for Orchard Small Cap, and Orchards proposal to lower the expense caps, effective November 1, 2018, so that net annual operating expenses, exclusive of certain fees, so as not to exceed 1.25%, 1.50%, 1.50% and 2.25% of Orchard Small Cap’s average annual net assets, for Class I, Class N, Class A and Class C Shares, respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that, based on Orchard’s experience and expertise and the services provided by Orchard to Orchard Small Cap, the advisory fee charged by Orchard was not unreasonable.

Profitability. The Board considered the level of profits that could be expected to accrue to Orchard with respect to Orchard Small Cap based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Orchard. The Board concluded that based on the services provided and the projected growth of Orchard Small Cap, the anticipated level of profit from Orchard’s relationship with Orchard Small Cap was not excessive.

Economies of Scale. As to the extent to which Orchard Small Cap will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2018

Orchard’s expectations for growth of Orchard Small Cap. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Orchard Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Orchard as the Trustees believed to be reasonably necessary to evaluate the terms of the Orchard Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Orchard Advisory Agreement, (a) the terms of the Orchard Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Orchard Advisory Agreement is in the best interests of Orchard Small Cap and its shareholders. In considering the renewal of the Orchard Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Orchard Advisory Agreement was in the best interest of Orchard Small Cap and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Orchard Advisory Agreement.

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2018

Trustees and Officers. The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 through 2017)

Orchard Small Cap Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2018

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (since 2018); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014) and Secretary (from 2003 to 2018), Manager (from 2005 to 2018), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds	1	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company (from 2004 to 2018)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Funds’ Compliance provider) and Blu Giant, LLC (the Funds’ Edgar and printing service provider).

***	As of November 30, 2018 the Trust was comprised of 21 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-ORCHCAP.

Privacy Policy

Rev. July 2018

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    NorthStar EYBA, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7939 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-628-6700.

INVESTMENT ADVISOR
Orchard Capital Management
400 North Michigan Avenue, Suite 560
Chicago, IL 60611

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $13,000

2017 - $12,500

(b)	Audit-Related Fees

2018 - None

2017 - None

(c)	Tax Fees

2018 - $2,200

2017 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,200

2017 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/7/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/7/2019

By (Signature and Title)

*/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/7/2019